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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 30, 2004


                        FINANCIAL ASSET SECURITIES CORP.

                  (AS DEPOSITOR UNDER THE POOLING AND SERVICING
               AGREEMENT, DATED AS OF MARCH 1, 2004, PROVIDING FOR
                    THE ISSUANCE OF ASSET BACKED PASS-THROUGH
                         CERTIFICATES, SERIES 2004-FFH1)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                    333-108195          06-1442101
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(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                       06830
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(Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
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                                       -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On March 30, 2004, a single series of certificates, entitled First Franklin Mortgage Loan Trust 2004-FFH1, Asset-Backed Certificates, Series 2004-FFH1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2004 (the "Agreement"), attached hereto as
Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), HomEq Servicing Corporation as servicer (the "Servicer") and Wells Fargo Bank , N.A. as trustee (the "Trustee"). The Certificates consist of seventeen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class B Certificates", "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate Stated Principal Balance of $793,842,506.06 as of March 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 25, 2004, between Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7, Class M-8, Class M-9 and Class R Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated March 25, 2004 (the "Underwriting Agreement") between the Depositor and the Underwriter.




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                                       -3-

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                        Initial Certificate
           Class          Principal Balance         Pass-Through Rate
           -----        -------------------         -----------------
            A-1            $245,300,000.00               Variable
            A-2            $163,600,000.00               Variable
            A-3            $199,000,000.00               Variable
            A-4            $ 31,143,000.00               Variable
            M-1            $ 25,800,000.00               Variable
            M-2            $ 23,815,000.00               Variable
            M-3            $ 15,877,000.00               Variable
            M-4            $ 13,892,000.00               Variable
            M-5            $ 13,892,000.00               Variable
            M-6            $ 11,908,000.00               Variable
            M-7            $ 11,908,000.00               Variable
            M-8            $ 11,114,000.00               Variable
            M-9            $ 9,526,000.00                Variable
             C              $7,938,406.06                  N/A
             B              $9,129,000.00                Variable
             P                 $100.00                     N/A
             R                  100%                       N/A


                  The Certificates, other than the Class C Certificates, the Class P Certificates, the Class B Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated March 12, 2004 and the Prospectus Supplement, dated March 25, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, the Class R Certificates and the Class B Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.





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                                       -4-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits





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                                       -5-


         Exhibit No.                                   Description
         -----------                                   -----------
              4.1 Pooling and Servicing Agreement, dated as of March 1, 2004, by and among Financial Asset Securities Corp. as Depositor, HomEq Servicing Corporation as servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2004-FFH1 Certificates.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 13, 2004


                                                   FINANCIAL ASSET SECURITIES
                                                   CORP.


                                                   BY: /s/ Frank Skibo
                                                   -----------------------------
                                                   Name: Frank Skibo
                                                   Title: Senior Vice President






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                                Index to Exhibits
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                                                                   Sequentially
Exhibit No.                     Description                        Numbered Page
-----------                     -----------                        -------------
    4.1            Pooling and Servicing Agreement, dated                7
                   as of March 1, 2004, by and among
                   Financial Asset Securities Corp. as
                   Depositor, HomEq Servicing Corporation
                   as servicer and Wells Fargo Bank, N.A.
                   as Trustee, relating to the Series
                   2004-FFH1 Certificates.






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                                   Exhibit 4.1